EXHIBIT 99.1

Kohlberg Capital Corporation Receives Shareholder Approval to Sell Newly Issued Shares of Common Stock

NEW YORK, July 23, 2008 (PRIME NEWSWIRE) -- Kohlberg Capital Corporation (Nasdaq:KCAP) announced that at a special meeting of shareholders on July 21, 2008, the company received shareholder approval to sell newly issued shares of its common stock in one or more offerings at prices below the net asset value per share at the time of such sales. Any such sale of common stock would require the prior approval of the company's Board of Directors.

As a business development company, Kohlberg Capital is precluded from selling newly issued shares of its common stock equity at less than net asset value per share without shareholder approval or unless such shares are issued through a rights offering.

"We would like to thank our shareholders for their support in voting for this proposal. Having shareholder approval to issue shares at prices below net asset value gives us the flexibility to raise capital more efficiently and continue to grow our asset base," commented Chris Lacovara, Chairman of the Board. "We continue to believe that current market conditions are creating attractive opportunities for us to invest in assets that will yield accretive returns and support our dividend. We intend to remain judicious in sizing any equity offering below net asset value, balancing the potential discount to the trading value of our stock against the opportunities for accretive net investment income and earnings per share."

About Kohlberg Capital Corporation (KCAP):

Kohlberg Capital Corporation is a publicly traded, internally managed business development company. Our middle market investment business originates, structures, finances and manages a portfolio of term loans, mezzanine investments and selected equity securities in middle market companies. Our wholly-owned portfolio company, Katonah Debt Advisors, manages CLO Funds that invest in broadly syndicated corporate term loans, high-yield bonds and other credit instruments.

Kohlberg Capital Corporation's filings with the Securities and Exchange Commission, earnings releases, press releases and other financial, operational and governance information are available on the Company's website at www.kohlbergcapital.com.

The Kohlberg Capital logo is available at http://www.primenewswire.com/newsroom/prs/?pkgid=3121

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995:

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act. The matters discussed in this press release, as well as in future oral and written statements by management of Kohlberg Capital Corporation, that are forward-looking statements are based on current management expectations that involve substantial risks and uncertainties which could cause actual results to differ materially from the results expressed in, or implied by, these forward-looking statements. Forward-looking statements relate to future events or our future financial performance. We generally identify forward-looking statements by terminology such as "may," "will," "should," "expects," "plans," "anticipates," "could," "intends," "target," "projects," "contemplates," "believes," "estimates," "predicts," "potential" or "continue" or the negative of these terms or other similar words. Important assumptions include our ability to originate new investments, achieve certain margins and levels of profitability, the availability of additional capital, and the ability to maintain certain debt to asset ratios. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this press release should not be regarded as a representation by us that our plans or objectives will be achieved. Further information about factors that could affect our financial and other results is included in our filings with the Securities and Exchange Commission. We do not undertake to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required to be reported under the rules and regulations of the Securities and Exchange Commission.

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CONTACT:  Kohlberg Capital Corporation
          Denise Rodriguez, Investor Relations
          212-455-8300
          info@kohlbergcapital.com